UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 14, 2007
Global Traffic Network, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51838	33-1117834

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Second Avenue, 5th Floor, New York, New York		10017

(Address of principal executive offices)		(Zip Code)

(212) 896-1255

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
Press Release

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On February 14, 2007, the Company’s Board of Directors elected Stuart R. Romenesko to serve as a director of the Company. Mr. Romenesko has also been appointed to serve as a member of the Company’s audit committee replacing Robert L. Johander, who agreed to resign from the audit committee effective upon Mr. Romenesko’s appointment. Mr. Johander remains Vice-Chairman of the Company’s Board of Directors and a member of Board’s compensation and governance and nominating committees.
     In connection with his election to the Board, the Company granted to Mr. Romenesko, effective February 14, 2007, a stock option to purchase 50,000 shares of the Company’s common stock. The option has an exercise price equal to $4.10 (the fair market value of the Company’s common stock based on the closing price, as reported on The Nasdaq Global Market, on the date of grant) and will vest in three equal annual installments commencing on the one-year anniversary of the date of grant.
     Currently, Mr. Romenesko serves as a Strategic Advisor to Petters Group Worldwide, LLC, a private company focused on creating, developing and investing in companies that manufacture, procure and market merchandising solutions for key growth markets. Prior to assuming this role, Mr. Romenesko served as the Company’s Chief Financial Officer since 2002, and has also served in such capacities as its President and interim CEO. From January of 2000 to October 2002, Mr. Romenesko was Executive Vice President, Chief Financial Officer, co-Founder and Director of Magnum Technologies Inc. From January 1994 to June 1999, he served as Senior Vice President Finance, Chief Financial Officer, Treasurer and Assistant Secretary for ValueVision International, Inc., also known as ShopNBC. Mr. Romenesko, a Certified Public Accountant, has held various positions at both regional and international accounting firms. In addition, Mr. Romenesko is a director of uBid.com Holdings, Inc. (UBHI.OB) a public Internet auction company.
Item 9.01 Financial Statements and Exhibits.
     (d)       Exhibits.
                Press Release, dated February 20, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Traffic Network, Inc.
Date: February 20, 2007	By:	/s/ Scott E. Cody
Scott E. Cody, Chief Operating Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated February 20, 2007.